MARVIN & PALMER LARGE CAP GROWTH FUND

(Ticker Symbol: MPAUX)

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated June 3, 2008

to Prospectus dated December 31, 2007

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1. Revision to Financial Highlights

The section entitled “Financial Highlights” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Financial Highlights

The table below sets forth certain financial information since the Fund’s inception, including per share information for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

For the Period June 29, 2007* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income (loss)	— (3)
Net realized and unrealized gain from investments	0.20

Net increase in net assets resulting from operations	0.20

Net asset value, end of period	$10.20

Total investment return(1)	2.00%

Ratios /Supplemental Data
Net assets, end of period (000’s omitted)	$15,283
Ratio of expenses to average net assets(2)	0.80%
Ratio of expenses to average net assets without waivers and expense reimbursements(2)	3.93%
Ratio of net investment income to average net assets(2)	0.21%
Portfolio turnover rate	28.70%

* Commencement of operations.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2) Annualized.

(3) Less than $0.01 per share.

2. Additional Redemption Information

Insert the following as the second paragraph under the caption “Involuntary Redemption” in the section entitled “Redemption of Fund Shares” on page 13 of the Prospectus:

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.